Exhibit 10.13

THIRD AMENDMENT TO

AMENDED AND RESTATED INVENTORY FINANCING AND SECURITY AGREEMENT

I. PARTIES

This Third Amendment to Amended and Restated Inventory Financing and Security Agreement (“Amendment”) is effective as of November 9, and is made by and among the following parties:

A.	Ally Bank (Ally Capital in Hawaii, Mississippi, Montana and New Jersey), a Utah chartered state bank (the “Bank”), with its principal executive office located at 6985 Union Park Center, Midvale, Utah 84047; and

B.	Ally Financial, a Delaware entity (“Ally”) with a business office located at 5851 Legacy Circle, Suite 200, Plano, TX 75024 (together with the Bank, the “Ally Parties” and Bank and Ally each being, an “Ally Party”); and

C.	Carvana, LLC, an Arizona limited liability company, with its principal executive office located at 4020 East Indian School Road, Phoenix, AZ 85018 (the “Dealership”)

II. RECITALS

The essential facts relied on by the Bank, Ally and the Dealership as true and complete, and giving rise to this Agreement, are as follows:

A.	The Ally Parties and the Dealership are parties to an Amended and Restated Inventory Financing and Security Agreement, effective as of July 27, 2015, as amended by: (i) a Letter Agreement, dated December 30, 2015, by and among the Ally Parties, the Dealership, Ernest C. Garcia II, and 2014 Fidel Family Trust, and (ii) an Amendment to Amended and Restated Inventory Financing and Security Agreement, effective as of December 30, 2015 (collectively, the “IFSA”).

B.	Under the terms of the IFSA, the Ally Parties committed to provide Inventory Financing through “Revised Day 364,” which the parties acknowledge is December 28, 2016.

C.	The parties desire to amend the IFSA as outlined in this Amendment.

III. AGREEMENT

In consideration of the premises and the mutual promises in this Amendment, which are acknowledged to be sufficient, the Ally Parties and the Dealership agree to the following:

A.	Capitalized terms used but not defined in this Amendment have the meanings given to them in the IFSA.

B.	in connection with the Dealership’s request that the Ally Parties extend their commitment to provide financing, each of the Ally Parties commits to provide Inventory Financing to Dealership until December 27, 2017 (the “New Expiration Date”) (calculated as the 364th calendar day following Revised Day 364). At least 45 calendar days before the New Expiration Date, Dealership may request the Ally Parties extend this commitment by an additional 364 calendar days, and the Ally Parties may, in their sole discretion, so extend the commitment. If the Ally Parties extend the commitment term, then, at least 45 calendar days before the end of such term, the Dealership may request the Ally Parties extend the commitment by an additional 364-day period, and the Ally Parties may, in their sole discretion, further extend the commitment.

C.	Section III.A.3 of the IFSA is amended and restated in its entirety as follows:

3.	Amount of the Credit Line. The aggregate amount of the credit available pursuant to this Agreement (the “Credit Line”) is $200,000,000.

D.	Dealership will pay the Ally Parties a one-time non-refundable “Commitment Fee” equal to [***] [calculated as [***] of the Credit Line provided under Section III.A.3 above: ($200,000,000 x [***] = [***])], payable on the effective date of this Amendment.

E.	All other provisions of the IFSA remain unchanged and in full force and effect as written. In the event of a conflict between the terms of the IFSA and this Amendment, the terms of this Amendment prevail.

F.	Except as provided above, the IFSA and all other agreements between each of the Ally Parties and the Dealership remain in full force and effect as written.

G.	If any provision of this Amendment is held to be invalid or unenforceable by a court of competent jurisdiction, all other provisions remain valid and enforceable.

H.	This Amendment:

a.	May be modified only by a writing signed by all parties.

b.	May be signed in counterparts, each of which is deemed an original, and all of which taken together constitute one and the same agreement. The signatures of the parties, exchanged via fax or e-mail, shall constitute and be deemed original signatures for all purposes.

c.	Binds and inures to the benefit of the parties and their respective successors and assigns.

d.	Constitutes the entire agreement of the parties with respect to its subject matter.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representative effective the date first written above

Ally Bank		Carvana, LLC

Signature:	/s/ Stephen B. Gambrel	Signature:	/s/ Ernie Garcia

By (Print):	Stephen B. Gambrel	By (Print):	Ernie Garcia

Title:	Asst Secretary	Title:	CEO

Date:	November 9, 2016	Date:	11/9/2016

Ally Financial

Signature:	/s/ Stephen B. Gambrel

By (Print):	Stephen B. Gambrel

Title:	Asst Secretary

Date:	November 9, 2016

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